Exhibit 4.1


                        The Commonwealth of Massachusetts

                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108


                        RESTATED ARTICLES OF ORGANIZATION


                     General Laws, Chapter 156B, Section 74

         This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date on the vote of stockholders adopting the restated articles of organization. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                  -----------

We,      Paul A. Margolis                                   President and
         John A. Campbell                                   Clerk of

                               Marcam Corporation
                               Name of Corporation

located at          95 Wells Avenue, Newton, MA  02159
           -----------------------------------------------------------------
do hereby certify that the following restatement of the articles of organization of the corporation was duly adopted at a meeting held on June 26, 1990, by vote of See Attachment A _______ shares of ________________ out of ___________ shares
                                      (Class of Stock)
outstanding.  _____________ shares of _______________ out of ____________ shares
                                     (Class of Stock)
outstanding, and ____________ shares of _________________ out of ____________
                                         (Class of Stock)
shares outstanding, being at least two-thirds of each class of stock outstanding and entitled to vote and of each class or series of stock adversely affected thereby.

          1. The name by which the corporation shall be known is Marcam Corporation

          2.   The purposes for which the corporation is formed are as follows:

          To develop, produce and market computer software; to provide consultation services with respect to computer software; and to engage in any other lawful business now or hereafter permitted under applicable law to a corporation organized under Massachusetts General Laws, Chapter 156B.


                     WITHOUT PAR VALUE                                  WITH PAR VALUE
               ----------------------------                         ----------------------
                                     NUMBER OF                                                    PAR
          CLASS OF STOCK              SHARES                NUMBER OF SHARES                     VALUE
          --------------              ------                ----------------                     -----

          Preferred                     0            Undesignated Preferred 1,000,000            $1.00

          Common                        0            Common 15,000,000                             .01



          4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

               See Attachment 4


          5. The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:

               See Attachment 5

          *6. Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

               See Attachment 6


*If there are no such provisions, state "None".

                                  ATTACHMENT A


    1,762,713 shares of Common Stock out of 1,881,983 shares outstanding.

    392,352 shares of Class A Preferred Stock out of 521,487 shares outstanding.

    642,870 shares of Class B Preferred Stock out of 642,870 shares outstanding.

    783,706 shares of Class C Preferred Stock out of 785,219 shares outstanding.

    302,832 shares of Class D Preferred Stock out of 302,832 shares outstanding.

                                  ATTACHMENT 4
                                  ------------

         The following is a statement of the designations, preferences, voting powers, qualifications, and special or relative rights or privileges in respect of each class of capital stock of the Corporation.

         A. COMMON STOCK.
            -------------

         1. General. There shall be one class of common stock of the Corporation (the "Common Stock"). The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of outstanding shares of Preferred Stock of any class or series as may be designated herein or by the Board of Directors of the Corporation in accordance with the provisions hereof.

         2. Voting. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

         3. Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

         4. Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential and participation rights of any then outstanding Preferred Stock.

         B. PREFERRED STOCK.
            ----------------

         Up to 1,000,000 shares of preferred stock (the "Preferred Stock") may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors of the Corporation may determine. Each series of the Preferred Stock shall be designated so as to distinguish the shares thereof from the shares of all other series and classes of the stock of the Corporation. Except as to the relative preferences, powers, qualifications, rights and privileges referred to below in this Part B, in respect of any or all of which there may be variations between different series, all shares of the Preferred Stock shall be identical. Different series of the Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

         Subject to limitations prescribed by law or by these Articles of Organization or the by-laws of the Corporation as from time to time amended, the Board of Directors is expressly authorized to provide by adopting a vote or votes, a certificate of which shall be filed in accordance with the Business Corporation Law of The Commonwealth of Massachusetts, for the issuance of the Preferred Stock in one or more series, each such series to have such number of shares, designations, preferences, voting powers, qualifications, and special or relative rights or privileges as shall be stated in the vote or votes establishing such series. The authority of the Board of Directors with respect to each such series shall include (without limitation of the foregoing) the right to determine and fix:

         (1) the distinguishing designation of such series and the number of shares to constitute such series;

         (2) the rate at which dividends, if any, on the shares of such series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative, and whether the shares of such series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so on what terms;

         (3) the right, if any, of the Corporation to redeem shares of such series and, if redeemable, the price, terms and manner of such redemption;

         (4) the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such series shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

         (5) the terms and conditions, if any, upon which shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

         (6) the obligation, if any, of the Corporation to retire or purchase shares of such series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

         (7) the voting rights, if any, of shares of such series, which may be full or limited;

         (8) the limitations, if any, on the issuance of additional shares of such series or any shares of any other series of the Preferred Stock; and

         (9) such other preferences, powers, qualifications, and special or relative rights and privileges as shall be stated in the vote or votes providing for the establishment of such series of Preferred Stock.

                                  ATTACHMENT 6
                                  ------------


         A. CLASSIFICATION OF BOARD OF DIRECTORS
            ------------------------------------

         This Article 6, Part A shall be effective only from and after the first annual meeting of stockholders after August 23, 1990 (the "Public Offering Date").

         The number of directors of the Corporation shall be determined in the manner provided in the by-laws.

         Commencing with the election to be held at the first annual meeting of stockholders after the Public Offering Date, the directors shall be divided by the Board of Directors into three classes, as nearly equal in number as possible. At the first annual meeting of stockholders after the Public Offering Date, one class of directors shall be originally elected for a one-year term expiring at the second annual meeting of stockholders after the Public Offering Date, a second class of directors shall be originally elected for a two-year term expiring at the third annual meeting of stockholders after the Public Offering Date, and a third class of directors shall be originally elected for a third-year term expiring at the fourth annual meeting of stockholders after the Public Offering Date, with the members of each class to hold office until their successors are elected and qualified. Commencing with the second annual meeting of stockholders after the Public Offering Date, directors of each class the term of which shall then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders after their election and until their successors are elected and qualified.

         If the authorized number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible. No decrease in the number of directors constituting the Board of Directors shall shorten the term of an incumbent director.

         Except as otherwise required by law or by these Articles of Organization, any vacancy in the Board of Directors shall be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires.

         Any director elected by the stockholders, or by the Board of Directors to fill a vacancy, may be removed only for cause, after reasonable notice and opportunity to be heard before the annual meeting of stockholders at which his removal is considered and by the affirmative vote of the holders of at least eighty percent (80%) of the combined voting power of the shares of capital stock of the Corporation outstanding and entitled to vote for the election of directors.

         Notwithstanding any other provision of these Articles of Organization, or any provision of law which might otherwise permit a lesser vote or no vote, the affirmative vote of the holders of at least eighty percent (80%) of the combined voting power of the shares of capital stock of the Corporation outstanding and entitled to vote for the election of directors shall be required to alter, amend or repeal this Article 6, Section A.


         B. MISCELLANEOUS.
            --------------

         The Corporation eliminates the personal liability of each director to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability; provided, however, that, to the extent provided by applicable law, this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 61 or 62 or successor provisions of the Massachusetts Business Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. This provision shall not eliminate or limit the liability of a director of the Corporation for any act or omission occurring prior to the date on which this provision becomes effective. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

         Each person who is or was or had agreed to become a director or officer of the Corporation, or each such person who is or was serving or who had agreed to serve at the request of the board of directors or an officer of the Corporation as an employee or agent of the Corporation or as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person), shall be indemnified by the Corporation to the full extent permitted by the Business Corporation Law of The Commonwealth of Massachusetts or any other applicable laws as presently or hereafter in effect. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person which provide for indemnification greater or different than that provided in this paragraph. Any repeal or modification of this paragraph shall not adversely affect any right or protection existing hereunder immediately prior to such repeal or modification.

         Meetings of the stockholders of the Corporation may be held anywhere in the United States.

         The directors of the Corporation may make, amend or repeal the by-laws in whole or in part, except with respect to any provision thereof which by law or the by-laws requires action by the stockholders.

         The whole or any part of the authorized but unissued shares of capital stock of the Corporation may be issued at any time or from time to time by the Board of Directors without further action by the stockholders.

         The Corporation may become a partner in any business.

         We further certify that the foregoing restated articles of organization effect no amendments to the articles of organization of the corporation as heretofore amended, except amendments to the following articles 3 and 4.

         (If there are no such amendments, state "None".)


                   Briefly describe amendments in space below:


1. Articles 3 is amended to eliminate Class A Preferred Stock, Class B Preferred Stock, Class C Preferred Stock and Class D Preferred Stock.

2. Article 4 is amended to eliminate Article 4, Part C concerning Designated Preferred Stock.






         IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names 23rd day of August in the year 1990.


/s/ Paul A. Margolis                                                , President
--------------------------------------------------------------------

/s/ John Campbell                                                   , Clerk
--------------------------------------------------------------------

                        THE COMMONWEALTH OF MASSACHUSETTS


                        RESTATED ARTICLES OF ORGANIZATION
                    (General Laws, Chapter 156B, Section 74)


         I hereby approve the within restated articles of organization and, the filing fee in the amount of $400.00 having been paid, said articles are deemed to have been filed with me this 23rd day of August, 1990.

                                               /s/ Michael Joseph Connolly

                                               MICHAEL JOSEPH CONNOLLY
                                               Secretary of State




                         TO BE FILLED IN BY CORPORATION

           PHOTO COPY OF RESTATED ARTICLES OF ORGANIZATION TO BE SENT


TO:            Margaret A. Shukur, Esq.
               Testa, Hurwitz & Thibeault
               Exchange Place
               53 State Street
               Boston, MA  02109

Telephone:     (617) 367-7500



                                                                   Copy Mailed

FORM CD-26-5M-8-83                                       FEDERAL IDENTIFICATION
                                                         NO. 04-2711580
                                                             ------------------


                        The Commonwealth of Massachusetts
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, Secretary
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                  CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                          A SERIES OF A CLASS OF STOCK

                     General Laws, Chapter 156B, Section 26







    We, Paul A. Margolis                                    , President and
            Diane R. Tormey                                 , Assistant Clerk of

          Marcam Corporation
--------------------------------------------------------------------------------
                                               (Name of Corporation)

Located at    95 Wells Avenue, Newton, Massachusetts 02159
           ---------------------------------------------------------------------

do hereby certify that by unanimous consent of the Board of Directors on
April 5, 1991,
----------------------------------------
the following vote establishing and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted:

VOTED: That pursuant to authority expressly granted to and vested in the Board of Directors by the Corporation's Articles of Organization, the Board of Directors hereby creates a series of the Corporation's capital stock consisting of one (1) share of the Corporation's Preferred Stock of the Corporation, par value $1.00, which is hereby designated as the Series A Preferred Stock, and hereby determines that the preferences, voting powers, qualifications and special and relative rights and privileges of such series A Preferred Stock shall be as set forth in Exhibit D attached to this consent.

NOTE: Votes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding and shall be 8 1/2" x 11". Only one side should be used.

                                                                       EXHIBIT D
                                                                       ---------


1. Designation; Number of Shares. The class of Preferred Stock known as "Series A Preferred Stock" shall consist of one (1) share.

2. Voting. On all matters submitted to a vote of stockholders of the Corporation, the holder of the share of Series A Preferred Stock will have the right to exercise that number of votes as shall equal the number of shares of the Corporation's Common Stock that are issuable upon the exchange for shares of the Corporation's Common Stock of the aggregate number of Class A Special Shares (the "MC Class A Special Shares") of Marcam Canada Holding Corporation (the "Subsidiary") as are outstanding as of the close of business on the date on which the Corporation determines the stockholders of record entitled to vote upon such matters. Except as required by law, the Series A Preferred Stock and the Common Stock will vote as a single class.

3. Dividends. The holder of the Series A Preferred Stock shall not be entitled to receive any dividends.

4. Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holder of the Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series A Preferred Stock, an amount equal to $1.00, subject to equitable adjustment in the event of stock splits, stock dividends, combinations and the like involving the Series A Preferred Stock (the "Series A Liquidation Payment"). Upon any such liquidation, dissolution or winding up of the Corporation, after the holder of Series A Preferred Stock shall have been paid the amount to which it shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series A Preferred Stock. Whenever the distribution provided for in this paragraph shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Series A Liquidation Payments and the place where said Series A Liquidation Payments shall be payable, shall be given by mail, postage prepaid, not less than 5 days prior to the payment date stated therein, to the holder of record of Series A Preferred Stock, such notice to be addressed to such holder at its address as shown by the records of the Corporation. For purposes hereof, the

     Common Stock shall rank on liquidation junior to the Series A Preferred Stock.

5. Redemption. (a) The share of Series A Preferred Stock shall be redeemed by the Corporation as described herein, at a price of $1.00 per share, subject to equitable adjustment in the event of stock splits, stock dividends, combinations and the like involving the Series A Preferred Stock (the "Redemption Price"). Such redemption shall occur automatically and simultaneously upon the issuance by the Corporation of its Common Stock in exchange for the last outstanding MC Class A Special Share held by a person other than Marcam.

          (b) Promptly after the issuance by the Corporation of its Common Stock in exchange for the last outstanding MC Class A Special Share held by a person other than Marcam, the Corporation shall give written notice (the "Redemption Notice") by mail, postage prepaid, to the holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of the share of Series A Preferred Stock notifying such holder of the redemption and specifying the Redemption Price, the date on which the last outstanding MC Class A Special Share held by a person other than Marcam was acquired by the Corporation (the "Redemption Date") and the place and date (not to exceed 20 days from the date such notice is given) where said Redemption Price shall be payable. The Redemption Notice shall be addressed to such holder at his address as shown by the records of the Corporation. From and after the close of business on the Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of the holder of share of Series A Preferred Stock shall cease with respect to such share (except the right to receive the Redemption Price), and such share shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the Corporation does not have funds legally available for redemption of the share of Series A Preferred Stock on the Redemption Date, the share of Series A Preferred Stock shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when the Corporation has legally available funds for the redemption of such share of Series A Preferred Stock, such funds will be used to redeem such share.

          (c) The share of Series A Preferred Stock redeemed pursuant to this paragraph 5 or otherwise acquired by the Corporation in any manner whatsoever shall upon any such reacquisition by the Corporation, be automatically restored to the status of authorized but unissued shares of Preferred Stock of the Corporation.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 5th day of April in the year 1991



/s/ Paul A. Margolis                                          , President
--------------------------------------------------------------


/s/ Diane R. Tormey                                           , Assistant Clerk
--------------------------------------------------------------

                        THE COMMONWEALTH OF MASSACHUSETTS


                  Certificate of Vote of Directors Establishing
                          A Series of a Class of Stock
                    (General Laws, Chapter 156B, Section 26)
                  I hereby approve the within certificate and,
                     the filing fee in the amount of $100.00
                      having been paid, said certificate is
                          hereby filed this 8th day of
                                  April, 1991.



                                               /s/ Michael Joseph Connolly

                                                   MICHAEL JOSEPH CONNOLLY
                                                      Secretary of State


                         TO BE FILLED IN BY CORPORATION
                      PHOTO COPY OF CERTIFICATE TO BE SENT


                  TO:         Margaret A. Shukur, Esq.

                              Testa, Hurwitz & Thibeault
                          ----------------------------------

                              Exchange Place
                          ----------------------------------

                              53 State Street
                          ----------------------------------

                              Boston, MA 02109
                          ----------------------------------

                  Telephone   (617) 367-7500
                          ----------------------------------

                        The Commonwealth of Massachusetts
                        Office of the Secretary of State
                         Michael J. Connolly, Secretary
                One Ashburton Place, Boston, Massachusetts 02108

                                                          Federal Identification
                                                          Number 04-2711580


                            CERTIFICATE OF CORRECTION
                    (GENERAL LAWS, CHAPTER 156B, SECTION 6A)


CORPORATE NAME:     Marcam Corporation
                ----------------------------------------------------------------


DOCUMENT TO BE CORRECTED:   Restated Articles of Organization
                          ------------------------------------------------------


IT IS HEREBY CERTIFIED THAT THE ABOVE MENTIONED DOCUMENT WAS FILED WITH THE OFFICE OF THE SECRETARY OF STATE ON 08/23/90.


PLEASE STATE THE INACCURACY OR DEFECT TO BE CORRECTED IN SAID DOCUMENT:


     The reference under Article 5 reading "See Attachment 5" is inaccurate.
--------------------------------------------------------------------------------
There is no Attachment 5 to the Restated Articles.
--------------------------------------------------------------------------------

PLEASE STATE CORRECTED VERSION OF THE DOCUMENT:

     Deletion of reference "See Attachment 5," with space following Article 5 to
--------------------------------------------------------------------------------
remain blank.
--------------------------------------------------------------------------------


IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, WE SIGN OUR NAMES THIS 16TH DAY OF FEBRUARY IN THE YEAR 1993.

                                  /s/ Paul A. Margolis        PRESIDENT
                                  --------------------------

                                  /s/ Diane R. Tormey          ASSISTANT CLERK
                                  --------------------------


--------------------------------------------------------------------------------
NOTE: IF THE INACCURACY OR DEFECT TO BE CORRECTED IS NOT APPARENT ON THE FACE OF THE DOCUMENT, MINUTES OF THE MEETING SUBSTANTIATING THE ERROR MUST BE FILED WITH THE CERTIFICATE. IF REQUIRED, ADDITIONAL INFORMATION MAY BE STATED ON A SEPARATE 8 1/2 X 11 INCH WHITE PAPER.
--------------------------------------------------------------------------------

FORM CD-26-5M-8-83

                                                         FEDERAL IDENTIFICATION
                                                         NO. 04-2711580
                                                             ------------------


                        The Commonwealth of Massachusetts
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, Secretary
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                  CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                          A SERIES OF A CLASS OF STOCK

                     General Laws, Chapter 156B, Section 26





         We, Paul A. Margolis                             , President and
             Diane R. Tormey                              , Assistant Clerk of


          Marcam Corporation
--------------------------------------------------------------------------------
                              (Name of Corporation)

Located at    95 Wells Avenue, Newton, Massachusetts 02159
           ---------------------------------------------------------------------

do hereby certify that at a meeting of the directors of the corporation held on
June 16                  ,
-------------------------

1993, the following vote establishing and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted:

VOTED: That pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation's Articles of Organization of the Corporation, the Board of Directors hereby creates a series of the Corporation's capital stock consisting of one (1) share of the Corporation's Preferred Stock, par value $1.00 per share, which is hereby designated as the Series C Preferred Stock, and hereby determines that the preferences, voting powers, qualifications and special and relative rights and privileges of such Series C Preferred Stock shall be as set forth in Exhibit B attached to this consent.

NOTE: Votes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding and shall be 81/2" x 11". Only one side should be used.

                                                                       EXHIBIT B
                                                                       ---------

     1. Designation; Number of Shares. The class of Preferred Stock known as "Series C Preferred Stock" shall consist of one (1) share.

     2. Voting. (a) On all matters submitted to a vote of stockholders of the Corporation, the holder of the share of Series C Preferred Stock will have the right to exercise that number of votes as shall equal the number of shares of the Corporation's Common Stock that are issuable upon the exchange for shares of the Corporation's Common Stock of the aggregate number of Class A Special Shares (the "MC Class A Special Shares") of Marcam Canada Holding Corporation (the "Subsidiary") as are outstanding as of the close of business on the date on which the Corporation determines the stockholders of record entitled to vote upon such matters.

               (b) Regardless of whether the law requires that any such matter also be approved by the holders of each or any class or series of the Corporation's capital stock voting as a separate class or series, the holders of the Series B Preferred Stock, Series C Preferred Stock and Common Stock of the Corporation shall vote together as a single class on all matters submitted to a vote of stockholders of the Corporation. The vote required by this paragraph 2(b) shall be in addition to any vote required by law of the holders of each or any class or series of the Corporation's capital stock, voting as separate classes or series.

               (c) Whenever approval of a proposal is required by law to be obtained from the holder of the Series C Preferred Stock voting separately as a class or series, the holder of the Series C Preferred Stock shall be entitled to vote both as contemplated by paragraph 2(b) hereof and separately as a class on such proposal, and such proposal shall not be approved unless such proposal is approved by (i) the holder of the Series C Preferred Stock voting separately as a class on such proposal, (ii) the vote required by paragraph 2(b) hereof and
          (iii) any other vote required by law or the Corporation's articles of organization or by-laws. Unless approval of a proposal is required by law to be obtained from the holder of the Series C Preferred Stock voting separately as a class or series, the holder of the Series C Preferred Stock shall not be entitled to vote separately as a class on any proposal submitted to the Corporation's stockholders generally or the holders of any other class or series of the Corporation's capital stock.

     3. Dividends. The holder of the Series C Preferred Stock shall not be entitled to receive any dividends.

     4. Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holder of the Series C Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series C Preferred Stock, an amount equal to $1.00, subject to equitable adjustment in the event of stock splits, stock dividends, combinations and the like involving the Series C Preferred Stock (the "Series C Liquidation Payment"). Upon any such liquidation, dissolution or winding up of the Corporation, after the holder of Series C Preferred Stock shall have been paid the amount to which it shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series C Preferred Stock. Whenever the distribution provided for in this paragraph shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Series C Liquidation Payments and the place where said Series C Liquidation Payments shall be payable, shall be given by mail, postage prepaid, not less than 5 days prior to the payment date stated therein, to the holder of record of Series C Preferred Stock, such notice to be addressed to such holder at its address as shown by the records of the Corporation. For purposes hereof, the Series B Preferred Stock shall rank on liquidation pari passu with the Series C Preferred ---- ----- Stock and the Common Stock shall rank on liquidation junior to the Series C Preferred Stock.

     5. Redemption. (a) The share of Series C Preferred Stock shall be redeemed by the Corporation as described herein, at a price of $1.00 per share, subject to equitable adjustment in the event of stock splits, stock dividends, combinations and the like involving the Series C Preferred Stock (the "Redemption Price"). Such redemption shall occur automatically and simultaneously upon the issuance by the Corporation of its Common Stock in exchange for the last outstanding MC Class A Special Share held by a person other than the Corporation.

               (b) Promptly after the issuance by the Corporation of its Common Stock in exchange for the last outstanding MC Class A Special Share held by a person other than the Corporation, the Corporation shall give written notice (the "Redemption Notice") by mail, postage prepaid, to the holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of the share of Series C Preferred Stock notifying such holder of the redemption and specifying the Redemption Price, the date on which the last outstanding MC Class A Special Share held by a person other than the Corporation was acquired by the Corporation (the "Redemption Date") and the place and date (not to exceed 20 days from the date such notice is given) where said Redemption Price shall be payable. The Redemption Notice shall be addressed to such holder at his address as shown by the records of the Corporation. From and after the close of business on the Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of the holder of share of Series C Preferred Stock shall cease with respect to such share (except the right to receive the Redemption Price), and such share shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the Corporation does not have funds legally available for redemption of the share of Series C Preferred Stock on the Redemption Date, the share of Series C Preferred Stock shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when the Corporation has legally available funds for the redemption of such share of Series C Preferred Stock, such funds will be used to redeem such share.

               (c) The share of Series C Preferred Stock redeemed pursuant to this paragraph 5 or otherwise acquired by the Corporation in any manner whatsoever shall upon any such reacquisition by the Corporation, be automatically restored to the status of authorized but unissued shares of Preferred Stock of the Corporation.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this


                                               17th day of June in the year 1993

    /s/ Paul A. Margolis                                     , President
-------------------------------------------------------------

   /s/ Diane R. Tormey                                       , Assistant Clerk
-------------------------------------------------------------

                        THE COMMONWEALTH OF MASSACHUSETTS


                  Certificate of Vote of Directors Establishing

                          A Series of a Class of Stock

                    (General Laws, Chapter 156B, Section 26)

     I hereby approve the within certificate and, the filing fee in the amount of $100.00 having been paid, said certificate is hereby filed this 18th day of June, 1993.





                                                /s/ Michael Joseph Connolly

                                                    MICHAEL JOSEPH CONNOLLY
                                                      Secretary of State



                         TO BE FILLED IN BY CORPORATION

                      PHOTO COPY OF CERTIFICATE TO BE SENT


                           TO:   Suanne M. Garnier, Esq.
                                 Testa, Hurwitz & Thibeault
                           ---------------------------------------

                           Exchange Place
                           ---------------------------------------

                           53 State Street
                           ---------------------------------------

                           Boston, MA 02109
                           ---------------------------------------

                           Telephone  (617) 248-7000
                                     -----------------

                        THE COMMONWEALTH OF MASSACHUSETTS
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                       MICHAEL JOSEPH CONNOLLY, SECRETARY
                      ONE ASHBURTON PLACE, BOSTON, MA 02108

                                                          FEDERAL IDENTIFICATION
                                                          No. 04-2711580
                                                              ------------------


                  CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                          A SERIES OF A CLASS OF STOCK


                     General Laws, Chapter 156B, Section 26


    We,      Paul A. Margolis                             , President and
             Diane R. Tormey                              , Assistant Clerk


                               Marcam Corporation
--------------------------------------------------------------------------------
                              (Name of Corporation)

located at           95 Wells Avenue, Newton, Massachusetts 02159
           ---------------------------------------------------------------------

do hereby certify that at a meeting of the directors of the corporation held on June 16, 1993. The following vote establishing and designating a series of class of stock and determining the relative rights and preferences thereof was duly adopted:

VOTED: That pursuant to authority expressly granted to and vested in the Board of Directors by the Corporation's Articles of Organization, the Board of Directors hereby creates a series of the Corporation's capital stock consisting of one (1) share of the Corporation's Preferred Stock, par value $1.00 per share, which is hereby designated as the Series B Preferred Stock, and hereby determines that the preferences, voting powers, qualifications and special and relative rights and privileges of such Series B Preferred Stock shall be as set forth in Exhibit A attached to this consent.


NOTE: Votes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for biding and shall be 8 1/2x11". Only one side should be used

                                                                       EXHIBIT A
                                                                       ---------


     1. Designation; Number of Shares. The class of Preferred Stock known as "Series B Preferred Stock" shall consist of one (1) share.

     2. Voting. (a) On all matters submitted to a vote of stockholders of the Corporation, the holder of the share of Series B Preferred Stock will have the right to exercise that number of votes as shall equal the number of shares of the Corporation's Common Stock that are issuable upon the exchange for shares of the Corporation's Common Stock of the aggregate number of Class A Special Shares (the "Subsidiary Class A Special Shares") of Marcam Investment Holding Corporation (the "Subsidiary") as are outstanding as of the close of business on the date on which the Corporation determines the stockholders of record entitled to vote upon such matters.

               (b) Regardless of whether the law requires that any such matter also be approved by the holders of each or any class or series of the Corporation's capital stock voting as a separate class or series, the holders of the Series B Preferred Stock, Series C Preferred Stock and Common Stock of the Corporation shall vote together as a single class on all matters submitted to a vote of stockholders of the Corporation. The vote required by this paragraph 2(b) shall be in addition to any vote required by law of the holders of each or any class or series of the Corporation's capital stock, voting as separate classes or series.

               (c) Whenever approval of a proposal is required by law to be obtained from the holder of the Series B Preferred Stock voting separately as a class or series, the holder of the Series B Preferred Stock shall be entitled to vote both as contemplated by paragraph 2(b) hereof and separately as a class on such proposal, and such proposal shall not be approved unless such proposal is approved by (i) the holder of the Series B Preferred Stock voting separately as a class on such proposal, (ii) the vote required by paragraph 2(b) hereof an
          (iii) any other vote required by law or the Corporation's articles of organization or by-laws. Unless approval of a proposal is required by law to be obtained from the holder of the Series B Preferred Stock voting separately as a class or series, the holder of the Series B Preferred Stock shall not be entitled to vote separately as a class on any proposal submitted to the Corporation's stockholders generally or the holders of any other class or series of the Corporation's capital stock.

     3. Dividends. The holder of the Series B Preferred Stock shall not be entitled to receive any dividends.

     4. Liquidation. In the even of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holder of the Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series B Preferred Stock, an amount equal to $1.00, subject to equitable adjustment in the event of stock splits, stock dividends, combinations and the like involving the Series B Preferred Stock (the "Series B Liquidation Payment"). Upon any such liquidation, dissolution or winding up of the Corporation, after the holder of Series B Preferred Stock shall have been paid the amount to which it shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series B Preferred Stock. Whenever the distribution provided for in this paragraph shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Series B Liquidation Payments and the place where said Series B Liquidation Payments shall be payable, shall be given by mail, postage prepaid, not less than 5 days prior to the payment date stated therein, to the holder of record of Series B Preferred Stock, such notice to be addressed to such holder at its address as shown by the records of the Corporation. For purposes hereof, the Series B Preferred Stock shall rank on liquidation pari passu with the Series C Preferred Stock and the Common Stock shall rank on liquidation junior to the Series B Preferred Stock.

     5. Redemption. (a) The share of Series B Preferred Stock shall be redeemed by the Corporation as described herein, at a price of $1.00 per share, subject to equitable adjustment in the event of stock splits, stock dividends, combinations and the like involving the Series B Preferred Stock (the "Redemption Price"). Such redemption shall occur automatically and simultaneously upon the issuance by the Corporation of its Common Stock in exchange for the last outstanding Subsidiary Class A Special Share held by a person other than the Corporation.

               (b) Promptly after the issuance by the Corporation of its Common Stock in exchange for the last outstanding Subsidiary Class A Special Share held by a person other than the Corporation, the Corporation shall give written notice (the "Redemption Notice") by mail, postage prepaid, to the holder of record (at the close of business on the business day next preceding the day on which the Redemption Notice is given) of the share of Series B Preferred Stock notifying such holder of the redemption and specifying the Redemption Price, the date on which the last outstanding Subsidiary Class A Special Share held by a person other than the Corporation was acquired by the Corporation (the "Redemption Date") and the place and date (not to exceed 20 days from the date such notice is given) where said Redemption Price shall be payable. The Redemption Notice shall be addressed to such holder at his address as shown by the records of the Corporation. From and after the close of business on the Redemption Date, unless there shall have been a default in the payment of the Redemption Price, all rights of the holder of share of Series B Preferred Stock shall cease with respect to such share (except the right to receive the Redemption Price), and such share shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the Corporation does not have funds legally available for redemption of the share of Series B Preferred Stock on the Redemption Date, the share of Series B Preferred Stock shall remain outstanding and entitled to all rights and preferences provided herein. At anytime thereafter when the Corporation has legally available funds for the redemption of such share of Series B Preferred Stock, such funds will be used to redeem such share.

               (c) The share of Series B Preferred Stock redeemed pursuant to this paragraph 5 or otherwise acquired by the Corporation in any manner whatsoever shall upon any such reacquisition by the Corporation, be automatically restored to the status of authorized but unissued shares of Preferred Stock of the Corporation.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 17th day of June in the year 1993.



/s/ Paul A. Margolis                                           , President
---------------------------------------------------------------

/s/ Diane R. Tormey                                            , Assistant Clerk
---------------------------------------------------------------

                        THE COMMONWEALTH OF MASSACHUSETTS

                  Certificate of Vote of Directors Establishing
                          A Series of a Class of Stock
                   (General Laws, Chapter 156B, Section 26) I
                 hereby approve the within certificate and, the
                       filing fee in the amount of $100.00
             having been paid, said certificate is hereby filed this
                             18th day of June, 1993


                                            /s/ Michael Joseph Connolly

                                            MICHAEL JOSEPH CONNOLLY
                                              Secretary of State


                         TO BE FILLED IN BY CORPORATION
                      PHOTO COPY OF CERTIFICATE TO BE SENT


                    TO:           Suanne M. Garnier, Esq.
                                  -----------------------------------
                                  Testa, Hurwitz & Thibeault
                                  -----------------------------------
                                  Exchange Place, 53 State Street
                                  -----------------------------------
                                  Boston, MA  02109
                                  -----------------------------------
                    Telephone:    (617) 248-7000
                                  -----------------------------------




                                                                   Copy Mailed

                                                         Federal Identification
                                                                 No. 04-2711580

                        THE COMMONWEALTH OF MASSACHUSETTS
                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State
                               One Ashburton Place
                           Boston, Massachusetts 02108

            ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
               PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 82

The fee for filing this certificate is prescribed by General Laws, Chapter 156B,
Section 114.

Make check payable to the Commonwealth of Massachusetts.

We, Paul Margolis and Diane R. Tormey _________________________ , President and

Assistant Clerk of Marcam Corporation _______________________________________ ,

organized under the laws of Massachusetts and herein called the parent corporation, do hereby certify as follows:

1. That the subsidiary corporation(s) to be merged into the parent corporations are/is as follows:

NAME                       STATE OF ORGANIZATION           DATE OF ORGANIZATION
Varnet Corporation         Delaware                        05/29/92

2. That the parent corporation owns at least ninety percent of the outstanding shares of each class of the stock of each subsidiary corporation to be merged into the parent corporation.

3. That in the case of each of the above-named corporations, the laws of the state of its organization, if other than Massachusetts, permit the merger herein provided for and that all action required under the laws of each such state in connection with this merger has been duly taken. (If all the corporations are organized under the laws of Massachusetts and if General Laws, Chapter 156B is applicable to them, then Paragraph 3 may be deleted.)

*Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts, these articles are to be signed by officers having corresponding powers and duties.

4. That at a meeting of the directors of the parent corporation, the following vote, pursuant to Subsection (a) of General Laws, Chapter 156B, Section 82, was duly adopted:

                             See Continuation Sheets

CONTINUATION SHEET 2A

Marcam Corporation
Articles of Merger of Parent
  And Subsidiary Corporations



WHEREAS, the Corporation is a business corporation organized under the laws of the Commonwealth of Massachusetts;

WHEREAS, Varnet Corporation is a business corporation organized under the laws of the State of Delaware (hereinafter the "Subsidiary");

WHEREAS, the Corporation owns all of the outstanding capital stock of the Subsidiary; and

WHEREAS, the merger of the Subsidiary into the Corporation by vote of the Board of Directors of the Corporation is permitted under the Business Corporation Law of the Commonwealth of Massachusetts and under Delaware General Corporation Law.

NOW, THEREFORE, pursuant to subsection (a) of Massachusetts General Laws Chapter 156B, Section 82 BE IT HEREBY

VOTED: That the Subsidiary shall be and it hereby is merged into the Corporation, and that said merger be effective immediately upon compliance with the laws of the Commonwealth of Massachusetts and the State of Delaware, the time of such effectiveness being hereinafter called the Effective Date.

VOTED: That the Corporation shall survive the merger herein contemplated and shall continue to be governed by the laws of the Commonwealth of Massachusetts, but that the separate corporate existence of the Subsidiary shall cease forthwith on the Effective Date.

VOTED: That forthwith upon the Effective Date, each of the 1,000 shares of Common Stock, par value $1.00 per share and the 2,500 shares of Preferred Stock, par value $100 per share of the Subsidiary presently issued and outstanding shall be retired.

VOTED: That at and after the Effective Date of the merger, all of the estate, property, rights, privileges, powers, and franchises of Subsidiary shall be vested in and held and enjoyed by the Corporation as fully and entirely and without change or diminution as the same were before held and enjoyed by Subsidiary in its name.

VOTED: That at and after the Effective Date of the merger, the Corporation shall assume all of the obligations of the Subsidiary, such that all debts, liabilities, and duties of Subsidiary shall thenceforth attach to the Corporation and may be enforced against it to the same extent as if such debts, liabilities, and duties had been incurred or contracted by the Corporation.

CONTINUATION SHEET 2B

Marcam Corporation
Articles of Merger of Parent
  And Subsidiary Corporations


VOTED: That the Corporation does hereby agree that at and after the Effective Date of the merger, it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of Subsidiary, as well as for enforcement of any obligation of the Corporation arising from the merger herein provided for, and the Corporation does hereby irrevocably appoint the Secretary of State of the State of Delaware as its agent to accept service of process in any such proceeding, and does hereby specify the following address outside of the State of Delaware to which a copy of such process shall be mailed by the Secretary of State of the State of Delaware:

                            Marcam Corporation
                            95 Wells Avenue
                            Newton, Massachusetts  02159
                            Attn:  President

VOTED: That this merger may be terminated and abandoned by action of the Board of Directors of the Corporation at any time prior to the Effective Date.

VOTED: That the proper officers of the Corporation be and hereby are authorized (a) to prepare, execute and file a Certificate of Ownership and Merger and any amendments, supplements or attachments thereto with the office of the Secretary of State of the State of Delaware, (b) to prepare, execute and file Articles of Merger of Parent and Subsidiary Corporations and any amendments, supplements or attachments thereto with the office of the Secretary of State of the Commonwealth of Massachusetts, and
              (c) to prepare, execute and file any and all other documents in compliance with, or take any other actions required by, the laws of the State of Delaware, the Commonwealth of Massachusetts, or any other appropriate jurisdiction in connection with the merger of Subsidiary with and into the Corporation.

VOTED: That the officers of the Corporation are, and each of them is, hereby authorized and empowered, for and on behalf of the Corporation, to execute and deliver any and all other documents, papers or instruments and to do or cause to be done any and all such acts and things as they, or any of them, may deem necessary, appropriate or desirable to enable the Corporation to fully and promptly to carry out the purposes and intents of the foregoing resolutions.

5. The effective date of the merger as specified by the vote set out under Paragraph 4 is "immediately upon compliance with the laws of the Commonwealth of Massachusetts."



         IN WITNESS WHEREOF and under the penalties of perjury we have hereto signed our names this 2nd day of September 1993.


                         /s/ Paul A. Margolis _________________, President


                         /s/ Diane R. Tormey __________________, Assistant Clerk




















*Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts, these articles are to be signed by officers having corresponding powers and duties.

                        THE COMMONWEALTH OF MASSACHUSETTS

            ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
                    (General Laws, Chapter 156B, Section 82)

                      ------------------------------------

                I hereby approve the within articles of merger of
               parent and subsidiary corporations and, the filing
                           fee in the amount of $250,
                   having been paid, said articles are deemed
                       to have been filed with me this 8th
                              day of October, 1993

                           /s/ Michael Joseph Connolly



                             MICHAEL JOSEPH CONNOLLY
                               Secretary of State





                      TO BE FILLED IN BY CORPORATION Photo
                           Copy of Merger To Be Sent:


                           Suanne M. Garnier, Esq.
                           Testa, Hurwitz & Thibeault
                           Exchange Place
                           53 State Street
                           Boston, MA  02109-2809
                           Telephone: (617) 248-7000

                                                         FEDERAL IDENTIFICATION
                                                             NO. 04-27111580

__________
Examiner                The Commonwealth of Massachusetts
                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                         MICHAEL J. CONNOLLY, Secretary
                ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                              ARTICLES OF AMENDMENT
                     General Laws, Chapter 156B, Section 72

__________   We,      Paul Margolis      , *President
Name                 -----------------------------------------------------------------------------------------------
Approved
             and      Diane R. Tormey    , *Assistant Clerk
                     -----------------------------------------------------------------------------------------------

             of       Marcam Corporation     ,
                     -----------------------------------------------------------------------------------------------
                     (Exact Name of Corporation)

             located at:     95 Wells Avenue, Newton, MA 02159     ,
                         -------------------------------------------------------------------------------------------
                          (MASSACHUSETTS Address of Corporation)

             do hereby certify that these ARTICLES OF AMENDMENT affecting Articles NUMBERED: 3


             --------------------------------------------------------------------------------------------------------------------
                                       (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended hereby)

             of the Articles of Organization were duly adopted at a meeting held on February 22, 1994, by vote of:

                6,278,201     shares of   Common                         of   10,730,623                        shares outstanding,
             ---------------             ------------------------------      ---------------------------------
                          type, class & series (if any)

                              shares of                                  of                                 shares outstanding, and
             ---------------             ------------------------------      ---------------------------------
                                         type, class & series (if any)

                              shares of                                  of                                     shares outstanding,
             ---------------             ------------------------------      ---------------------------------
                                         type, class & series (if any)

C      [ ]   (1) being at least a majority of each type, class or series outstanding and entitled to vote thereon:


P      [ ]


M      [ ]


R.A.   [ ]

             (1) For amendments adopted pursuant to Chapter 156B, Section 70.
             (2) For amendments adopted pursuant to Chapter 156B, Section 71.
__________   Note: If the space provided under any Amendment or item on this form is
P.C.         insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each addition is clearly indicated.

To CHANGE the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

--------------------------------------------------------------------------------
   WITHOUT PAR VALUE STOCKS                  WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
  TYPE        NUMBER OF SHARES       TYPE        NUMBER OF SHARES     PAR VALUE
--------------------------------------------------------------------------------
COMMON:                            COMMON:          15,000,000          $.01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREFERRED:                         PREFERRED:        1,000,000         $1.00
                                   Series A              1             $1.00
                                   Series B              1             $1.00
                                   Series C              1             $1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Change the total authorized to:

--------------------------------------------------------------------------------
  WITHOUT PAR VALUE STOCKS         WITH PAR VALUE STOCKS
--------------------------------------------------------------------------------
  TYPE        NUMBER OF SHARES       TYPE        NUMBER OF SHARES     PAR VALUE
--------------------------------------------------------------------------------
COMMON:                            COMMON:          30,000,000          $.01
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PREFERRED:                         PREFERRED:        1,000,000         $1.00
                                   Series A             1              $1.00
                                   Series B             1              $1.00
                                   Series C             1              $1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

LATER EFFECTIVE DATE:                                         .

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereunto signed our names this 11th day of April, in the year 1994.

/s/ Paul A. Margolis_________________________________________, *President
Paul A. Margolis

/s/ Diane R. Tormey__________________________________________, *Assistant Clerk.
Diane R. Tormey

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                     GENERAL LAWS, CHAPTER 156B, SECTION 72


================================================================================

             I hereby approve the within articles of amendment and, the filing fee in the amount of $15,000 having been paid, said articles are deemed to have been filed with me this 20th day of April, 1994.


                             /s/ Michael J. Connolly



                               MICHAEL J. CONNOLLY
                               Secretary of State








                         TO BE FILLED IN BY CORPORATION
                 PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT:

                          TO: Suanne M. Garnier, Esq.
                              --------------------------------------------------
                              Testa, Hurwitz & Thibeault
                              --------------------------------------------------
                              Exchange Place, 53 State Street
                              --------------------------------------------------
                              Boston, MA  02109
                              --------------------------------------------------
                              Telephone: (617) 248-7000

                        The Commonwealth of Massachusetts

                             William Francis Galvin
                          Secretary of the Commonwealth
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108
                                                            DERAL IDENTIFICATION
                                                                 NO.  04-2711580

                  CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING

                          A SERIES OF A CLASS OF STOCK


                     General laws, Chapter 156B, Section 26




We, Paul A. Margolis, ____________________________________________ President and

      Diane R. Tormey, ______________________________________ Assistant Clerk of

Marcam Corporation _____________________________________________________________
                              (Name of Corporation)

located at 95 Wells Avenue, Newton, Massachusetts 02159 do hereby certify that at a meeting of the directors of the corporation held on September 18, 1995, the following vote establishing and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted:

VOTED: That pursuant to authority expressly granted to and vested in the Board of Directors by the Corporation's Restated Articles of Organization, as amended, the Board of Directors hereby creates a series of the Corporation's capital stock consisting of 225,000 shares of the Corporation's preferred stock, par value $1.00 per share, which is hereby designated as the Series D Convertible Preferred Stock (the "Series D Convertible Preferred Stock"), and hereby determines that the preferences, voting rights, qualifications, and special and relative rights and privileges of such series D Convertible Preferred Stock shall be as set forth in Exhibit A to this consent.

NOTE: Votes for which the space provided above is not sufficient should be set out on continuation sheets to be number 2A, 2B, etc. Continuation sheets must have a left-hand margin inch wide for heading and shall be 8 1/2 x 11". Only one side should be used.

                                                                       EXHIBIT A

                      SERIES D CONVERTIBLE PREFERRED STOCK

         1. Designation and Number of Shares. There shall be hereby established the series of Preferred Stock designated and known as "Series D Convertible Preferred Stock." The authorized number of shares of Series D Convertible Preferred Stock shall be 225,000 shares.

         2.  Voting.

                  (a) General. Except as may be otherwise provided in these terms of the Series D Convertible Preferred Stock or by law, the Series D Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series D Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series D Convertible Preferred Stock is then convertible.

                  (b) Board Seats. If General Atlantic Partners 21, L.P., GAP Coinvestment Partners, L.P. and any affiliate (as defined in Rule 12b-2 under the Securities Exchange Act of 1934) thereof own in the aggregate (a) at least a majority of the outstanding shares of Series D Convertible Preferred Stock and
(b) shares of Common Stock and/or Series D Convertible Preferred Stock or other securities of the Company convertible into or exchangeable for shares of voting capital stock of the Company that represent (after giving effect to any adjustments) at least 10% of the total number of shares of Common Stock outstanding on an as converted basis, the holders of the Series D Convertible Preferred Stock, voting as a separate series, shall be entitled to elect one director of the Corporation, which directorship shall be apportioned among the classes of directors by the Board of Directors of the Corporation. The Series D Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class with respect to the election of all of the other directors of the Corporation; provided, however, that if the conditions specified in the first sentence of this paragraph 2(b) necessary for the holders of the Series D Convertible Preferred Stock to have a separate series vote for one director are not satisfied, the Series D Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class with respect to the election of all of the directors of the Corporation. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Series D Convertible Preferred Stock then outstanding shall constitute a quorum of the Series D Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Series D Convertible Preferred Stock. A vacancy in the directorship elected by the holders of the Series D Convertible Preferred Stock shall be filled only by vote or written consent of the holders of the Series D Convertible Preferred Stock.

         3. Dividends. The holders of the Series D Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Series D Convertible Preferred Stock as being equal to the number of shares of Common Stock (including fractions of a share) into which each share of Series D Convertible Preferred Stock is then convertible).

         4. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series D Convertible Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series D Convertible Preferred Stock, to be paid an amount equal to the greater of (i) $100 per share plus, in the case of each share, an amount equal to any dividends declared but unpaid thereon, through the date payment thereof is made available, or (ii) such amount per share as would have been payable had each such share been converted to Common Stock pursuant to paragraph 6 immediately prior to such liquidation, dissolution or winding up, and the holders of Series D Convertible Preferred Stock shall not be entitled to any further payment (such amount payable with respect to one share of Series D Convertible Preferred Stock being sometimes referred to as the "Liquidation Payment" and with respect to all shares of Series D Convertible Preferred Stock being sometimes referred to as the "Liquidation Payments"). If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series D Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series D Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series D Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series D Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series D Convertible Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 10 days prior to the payment date stated therein, to the holders of record of Series D Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series D Convertible Preferred Stock.

         For purposes of this paragraph 4, a liquidation, dissolution or winding up of the Corporation shall be deemed to include (i) the Corporation's sale of all or substantially all of its assets or (ii)(x) the merger or consolidation of the Corporation into or with any other corporation, or (y) the merger of any other corporation into or with the Corporation, if the stockholders of the Corporation prior to such merger or consolidation do not retain at least a majority of the voting power of the surviving corporation. Nothing in this paragraph 4 shall limit the rights of the holders of the Series D Convertible Preferred Stock to convert their shares of Series D Convertible Preferred Stock in accordance with the terms hereof.

         The Series D Convertible Preferred stock shall, with respect to distribution of assets and rights upon the liquidation, dissolution or winding up of the Corporation, rank on a parity with any class or series of capital stock of the Corporation hereafter created which expressly provides that it ranks on a parity with the Series D Convertible Preferred Stock with respect to distribution of assets and rights upon the liquidation, dissolution or winding up of the Corporation. The Series D Convertible Preferred Stock shall, with respect to distribution of assets and rights upon the liquidation, dissolution or winding up of the Corporation, rank senior to each class or series of capital stock of the Corporation hereafter created which do not expressly provide that it ranks on a parity with or senior to the Series D Convertible Preferred Stock with respect to distribution of assets and rights upon the liquidation, dissolution or winding up of the Corporation.

         5. Restrictions. At any time when shares of Series D Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the articles of organization, and in addition to any other vote required by law or the articles of organization, without the approval of the holders of at least a majority of the then outstanding shares of Series D Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

                  (a) Create, issue or authorize the creation or issuance of any additional class or series of shares of stock unless the same ranks junior to the Series D Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Series D Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series D Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create, issue or authorize the creation or issuance of any obligation or security convertible into shares of Series D Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Series D Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, issuance, authorization or increase shall be by means of amendment to the articles of organization or by merger, consolidation or otherwise; or

                  (b) Amend, alter or repeal its articles of organization to adversely affect the rights of the holders of the Series D Convertible Preferred Stock.

         6. Conversions. The holders of shares of Series D Convertible Preferred Stock shall have the following conversion rights:

                  (a) Right to Convert. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Series D Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares (or fractions thereof) of Series D Convertible Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series D Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series D Convertible Preferred Stock so to be converted by $100 and (ii) dividing the result by the conversion price of $10 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series D Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series D Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series D Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                  (b) Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 6(a) and surrender of the certificate or certificates for the share or shares of Series D Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series D Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series D Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                  (c) Fractional Shares; Dividends; Partial Conversion. No fractional shares of Common Stock shall be issued upon conversion of Series D Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends (other than dividends paid in additional shares of Common Stock) declared but unpaid on the shares of Series D Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6(b). If the number of shares of Series D Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares (or fractions thereof) of Series D Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6(c), be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series D Convertible

Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

                  (d) Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  (e) Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation (other than a merger or consolidation of the Corporation in which the Corporation is the surviving corporation and which does not result in a reclassification or change of outstanding shares of Common Stock or a merger or consolidation which is deemed to be a liquidation, dissolution or winding up of the Corporation pursuant to paragraph 4) shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series D Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series D Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  (f) Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series D Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                  (g)  Other Notices.  In case at any time:

                  (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                  (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                  (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

                  (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Series D Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation,
(i) at least 10 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

                  (h) Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the conversion of Series D Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series D Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series D Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the articles of organization.

                  (i) No Reissuance of Series D Convertible Preferred Stock. Shares of Series D Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued as shares of Series D Convertible Preferred Stock.

                  (j) Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series D Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series D Convertible Preferred Stock which is being converted.

                  (k) Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series D Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series D Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series D Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                  (l) Mandatory Conversion. If, at any time after September 30, 1998, for a period of not less than thirty (30) consecutive trading days, the market value of shares of Common Stock on the principal securities exchange or market on which such shares are then traded exceeds $40 per share (appropriately adjusted to reflect the occurrence of any event referred to in paragraph 6(d)), then the Corporation may elect that all then outstanding shares of Series D Convertible Preferred Stock be mandatorily converted into shares of Common Stock in accordance with this paragraph 6 by providing written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series D Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state that the Corporation has made such election and shall specify a date not more than 10 days nor less than 20 days after the date of such notice on which all then outstanding shares of Series D Convertible Preferred Stock shall be mandatorily converted into shares of Common Stock in accordance with this paragraph 6. Effective at the close of business on the date specified in such notice, all outstanding shares of Series D Convertible Preferred Stock shall automatically convert to shares of Common Stock on the basis set forth in this paragraph 6. Holders of shares of Series D Convertible Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to subparagraph 6(c). Until such time as a holder of shares of Series D Convertible Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this

                     18th day of September in the year 1995.

/s/ Paul A. Margolis __________________________________________, President

/s/ Diane R. Tormey ___________________________________________, Assistant Clerk

                        THE COMMONWEALTH OF MASSACHUSETTS


                  Certificate of Vote of Directors Establishing
                          A Series of a Class of Stock
                    (General Laws, Chapter 156B, Section 26)

                    I hereby approve the within certificate and, the filing fee in the amount of $100.00 having been paid, said certificate is hereby filed this 27th day of September, 1995.


                                                   /s/ William Francis Galvin

                                                      William Francis Galvin
                                                   Secretary of the Commonwealth



                         TO BE FILLED IN BY CORPORATION

                      PHOTO COPY OF CERTIFICATE TO BE SENT

                           TO:

                                  Mark H. Burnett, Esq.
                           -----------------------------------------------------
                                  Testa Hurwitz & Thibeault
                           -----------------------------------------------------
                                  High Street Tower, 125 High Street
                           -----------------------------------------------------
                                  Boston, MA  02110
                           -----------------------------------------------------
                           Telephone:  (617) 248-7000

FORM CD-26-5M-8-83
                                                          FEDERAL IDENTIFICATION
                                                          NO. 04-2711580

                               The Commonwealth of
                                  Massachusetts
                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                  CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                          A SERIES OF A CLASS OF STOCK

                     General Laws, Chapter 156B, Section 26







         We, Michael J. Quinlan                             , President and
                 Diane R. Tormey                            , Assistant Clerk of

          Marcam Corporation
--------------------------------------------------------------------------------
                                          (Name of Corporation)
located at  5 Wells Avenue, Newton, MA 02159
           ---------------------------------------------------------------------
do hereby certify that at a meeting of the directors of the corporation held
on June 26                  ,
   -------------------------

1996, the following vote establishing and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted:

VOTED: That, subject to the approval by the holders of the Series D Convertible
       Preferred Stock, par value $1.00 per share (the "Series D Convertible Preferred Stock") of the Corporation and pursuant to authority expressly granted to and vested in the Board of Directors by the Corporation's Restated Articles of Organization, as amended, the Board of Directors hereby creates a series of the Corporation's capital stock consisting of 100,000 shares of the Corporation's preferred stock, par value $1.00 per share, which is hereby designated as the Series E Convertible Preferred Stock (the "Series E Convertible Preferred Stock"), and hereby determines that the preferences, voting rights, qualifications and special and relative rights and privileges of such Series E Convertible Preferred Stock shall be as set forth in Exhibit A to this consent.

NOTE: Votes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding and shall be 81/2" x 11". Only one side should be used.

                                                                       Exhibit A


                      SERIES E CONVERTIBLE PREFERRED STOCK

         1. Designation and Number of Shares. There shall be hereby established the series of Preferred Stock designated and known as "Series E Convertible Preferred Stock." The authorized number of shares of Series E Convertible Preferred Stock shall be 100,000 shares.

         2.  Voting.

                  (a) General. Except as may be otherwise provided in these terms of the Series E Convertible Preferred Stock or by law, the Series E Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series E Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series E Convertible Preferred Stock is then convertible.

                  (b) Board Seats. If General Atlantic Partners 32, L.P., GAP Coinvestment Partners, L.P. and any affiliate (as defined in Rule 12b-2 under the Securities Exchange Act of 1934) thereof own in the aggregate (a) less than a majority of the outstanding shares of Series D Convertible Preferred Stock,
(b) at least a majority of the outstanding shares of Series E Convertible Preferred Stock, and (c) shares of Common Stock and/or Series D Convertible Preferred Stock and/or Series E Convertible Preferred Stock or other securities of the Company convertible into or exchangeable for shares of voting capital stock of the Company that represent (after giving effect to any adjustments) at least 10% of the total number of shares of Common Stock outstanding on an as converted basis, the holders of the Series E Convertible Preferred Stock, voting as a separate series, shall be entitled to elect one director of the Corporation, which directorship shall be apportioned among the classes of directors by the Board of Directors of the Corporation. The Series E Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class with respect to the election of all of the other directors of the Corporation; provided, however, that if the conditions specified in the first sentence of this paragraph 2(b) necessary for the holders of the Series E Convertible Preferred Stock to have a separate series vote for one director are not satisfied, the Series E Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class with respect to the election of all of the directors of the Corporation. At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of a majority of the shares of Series E Convertible Preferred Stock then outstanding shall constitute a quorum of the Series E Convertible Preferred Stock for the election of the director to be elected solely by the holders of the Series E Convertible Preferred Stock. A vacancy in the directorship elected by the holders of the Series E Convertible Preferred Stock shall be filled only by vote or written consent of the holders of the Series E Convertible Preferred Stock.

         3. Dividends. The holders of the Series E Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at the same rate as dividends (other than dividends paid in additional shares of Common Stock) are paid with respect to the Common Stock (treating each share of Series E Convertible Preferred Stock as being equal to the number of shares of Common Stock (including fractions of a share) into which each share of Series E Convertible Preferred Stock is then convertible).

         4. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series E Convertible Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series E Convertible Preferred Stock, to be paid an amount equal to the greater of (i) $100 per share plus, in the case of each share, an amount equal to any dividends declared but unpaid thereon, through the date payment thereof is made available, or (ii) such amount per share as would have been payable had each such share been converted to Common Stock pursuant to paragraph 6 immediately prior to such liquidation, dissolution or winding up, and the holders of Series E Convertible Preferred Stock shall not be entitled to any further payment (such amount payable with respect to one share of Series E Convertible Preferred Stock being sometimes referred to as the "Liquidation Payment" and with respect to all shares of Series E Convertible Preferred Stock being sometimes referred to as the "Liquidation Payments"). If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series E Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series E Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series E Convertible Preferred Stock. Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series E Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of stock ranking on liquidation junior to the Series E Convertible Preferred Stock. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 10 days prior to the payment date stated therein, to the holders of record of Series E Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation. For purposes hereof, the Common Stock shall rank on liquidation junior to the Series E Convertible Preferred Stock.

         For purposes of this paragraph 4, a liquidation, dissolution or winding up of the Corporation shall be deemed to include (i) the Corporation's sale of all or substantially all of its assets or (ii)(x) the merger or consolidation of the Corporation into or with any other corporation, or (y) the merger of any other corporation into or with the Corporation, if the stockholders of the Corporation prior to such merger or consolidation do not retain at least a majority of the voting power of the surviving corporation. Nothing in this paragraph 4 shall limit the rights of the holders of the Series E Convertible Preferred Stock to convert their shares of Series E Convertible Preferred Stock in accordance with the terms hereof.

         The Series E Convertible Preferred Stock shall, with respect to distribution of assets and rights upon the liquidation, dissolution or winding up of the Corporation, rank on a parity with (i) the Corporation's Series D Convertible Preferred Stock, $1.00 par value per share, and (ii) any class or series of capital stock of the Corporation hereafter created which expressly provides that it ranks on a parity with the Series E Convertible Preferred Stock with respect to distribution of assets and rights upon the liquidation, dissolution or winding up of the Corporation. The Series E Convertible Preferred Stock shall, with respect to distribution of assets and rights upon the liquidation, dissolution or winding up of the Corporation, rank senior to each class or series of capital stock of the Corporation hereafter created which does not expressly provide that it ranks on a parity with or senior to the Series E Convertible Preferred Stock with respect to distribution of assets and rights upon the liquidation, dissolution or winding up of the Corporation.

         5. Restrictions. At any time when shares of Series E Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the articles of organization, and in addition to any other vote required by law or the articles of organization, without the approval of the holders of at least a majority of the then outstanding shares of Series E Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not:

                  (a) Create, issue or authorize the creation or issuance of any additional class or series of shares of stock unless the same ranks junior to the Series E Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of the Series E Convertible Preferred Stock or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to the Series E Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create, issue or authorize the creation or issuance of any obligation or security convertible into shares of Series E Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Series E Convertible Preferred Stock as to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, issuance, authorization or increase shall be by means of amendment to the articles of organization or by merger, consolidation or otherwise; or

                  (b) Amend, alter or repeal its articles of organization to adversely affect the rights of the holders of the Series E Convertible Preferred Stock.

         6. Conversions. The holders of shares of Series E Convertible Preferred Stock shall have the following conversion rights:

                  (a) Right to Convert. Subject to the terms and conditions of this paragraph 6, the holder of any share or shares of Series E Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares (or fractions thereof) of Series E Convertible Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amount distributable on the Series E Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series E Convertible Preferred Stock so to be converted by $100 and (ii) dividing the result by the conversion price of $10 per share or, in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph 6, then by the conversion price as last adjusted and in effect at the date any share or shares of Series E Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Conversion Price"). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series E Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series E Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                  (b) Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 6(a) and surrender of the certificate or certificates for the share or shares of Series E Convertible Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series E Convertible Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected and the Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series E Convertible Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                  (c) Fractional Shares; Dividends; Partial Conversion. No fractional shares of Common Stock shall be issued upon conversion of Series E Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any conversion on account of any cash dividends on the Common Stock issued upon such conversion. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends (other than dividends paid in additional shares of Common Stock) declared but unpaid on the shares of Series E Convertible Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 6(b). If the number of shares of Series E Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 6(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares (or fractions thereof) of Series E Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this subparagraph 6(c), be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series E Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

                  (d) Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  (e) Reorganization or Reclassification. If any capital reorganization or reclassification of the capital stock of the Corporation (other than a merger or consolidation of the Corporation in which the Corporation is the surviving corporation and which does not result in a reclassification or change of outstanding shares of Common Stock or a merger or consolidation which is deemed to be a liquidation, dissolution or winding up of the Corporation pursuant to paragraph 4) shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series E Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series E Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

                  (f) Notice of Adjustment. Upon any adjustment of the Conversion Price, then and in each such case the Corporation shall give written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series E Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Conversion Price resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

                  (g)  Other Notices.  In case at any time:

                  (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                  (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                  (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

                  (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Series E Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation,
(i) at least 10 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding up, as the case may be.

                  (h) Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the conversion of Series E Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series E Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series E Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the articles of organization.

                  (i) No Reissuance of Series E Convertible Preferred Stock. Shares of Series E Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued as shares of Series E Convertible Preferred Stock.

                  (j) Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series E Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series E Convertible Preferred Stock which is being converted.

                  (k) Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series E Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series E Convertible Preferred Stock in any manner which interferes with the timely conversion of such Series E Convertible Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                  (l) Mandatory Conversion. If, at any time after July 23, 1999, for a period of not less than thirty (30) consecutive trading days, the market value of shares of Common Stock on the principal securities exchange or market on which such shares are then traded exceeds $40 per share (appropriately adjusted to reflect the occurrence of any event referred to in paragraph 6(d)), then the Corporation may elect that all then outstanding shares of Series E Convertible Preferred Stock be mandatorily converted into shares of Common Stock in accordance with this paragraph 6 by providing written notice thereof, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of shares of Series E Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state that the Corporation has made such election and shall specify a date not more than 10 days nor less than 20 days after the date of such notice on which all then outstanding shares of Series E Convertible Preferred Stock shall be mandatorily converted into shares of Common Stock in accordance with this paragraph 6. Effective at the close of business on the date specified in such notice, all outstanding shares of Series E Convertible Preferred Stock shall automatically convert to shares of Common Stock on the basis set forth in this paragraph 6. Holders of shares of Series E Convertible Preferred Stock so converted may deliver to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to such holders) during its usual business hours, the certificate or certificates for the shares so converted. As promptly as practicable thereafter, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of whole shares of Common Stock to which such holder is entitled, together with any cash dividends and payment in lieu of fractional shares to which such holder may be entitled pursuant to subparagraph 6(c). Until such time as a holder of shares of Series E Convertible Preferred Stock shall surrender his or its certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 23rd day of July in the year 1996


    /s/ Michael J. Quinlan                                     , President
--------------------------------------------------------------
    /s/ Diane R. Tormey                                        , Assistant Clerk
--------------------------------------------------------------

                        THE COMMONWEALTH OF MASSACHUSETTS


                  Certificate of Vote of Directors Establishing

                          A Series of a Class of Stock

                    (General Laws, Chapter 156B, Section 26)

               I hereby approve the within certificate and, the filing fee in the amount of $100 having been paid, said certificate is hereby filed this 23rd day of July, 1996.






                                                   /s/ William Francis Galvin

                                                       WILLIAM FRANCIS GALVIN
                                                   Secretary of the Commonwealth


                         TO BE FILLED IN BY CORPORATION

                      PHOTO COPY OF CERTIFICATE TO BE SENT


                           TO:

                           Mark H. Burnett, Esq.
                           -----------------------------------------------------
                           Testa, Hurwitz & Thibeault, LLP
                           -----------------------------------------------------
                           High Street Tower, 125 High Street
                           -----------------------------------------------------
                           Boston, MA 02110
                           -----------------------------------------------------
                           Telephone  (617) 248-7000
                                      ------------------------------------------
                                                                     Copy Mailed

                        THE COMMONWEALTH OF MASSACHUSETTS
                 Office of the Massachusetts Secretary of State
                       Michael Joseph Connolly, Secretary
                      One Ashburton Place, Boston, MA 02108

                                                          Federal Identification
                                                          No. 04-2711580
                                                          ----------------------


                  CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                           A SERIES OF CLASS OF STOCK





         We,      Michael J. Quinlin                             , President and
                  Diane R. Tormey                                , Clerk of

                                       Marcam Corporation
--------------------------------------------------------------------------------
                                      (Name of Corporation)
located at       95 Wells Avenue, Newton, Massachusetts 02159
                 ---------------------------------------------------------------
do hereby certify that at a meeting of the directors of the corporation held on December 3, 1996, the following vote establishing and designating a series of class of stock and determining the relative rights and preferences thereof was duly adopted:

VOTED: That pursuant to authority conferred upon the Board of Directors of the Corporation by the provisions of the Restated Articles of Organization of the Corporation, as amended, the proper officers of the Corporation are authorized to file with the Secretary of the Commonwealth of Massachusetts a Certificate of Vote of Directors establishing a series of shares of Preferred Stock, $1.00 par value per share, and that of the 1,000,000 authorized shares of Preferred Stock $1.00 par value per hare, 30,000 shares are hereby designated as Series F Junior Participating Preferred Stock, the relative rights, preferences, powers, privileges and restrictions, qualification and limitations granted to or imposed upon such series of shares to be as follows:



NOTE: Votes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for biding and shall be 8 1/2x11". Only one side should be used.

    Continuation Pages of Certificate of Vote of Directors establishing a series of Preferred Stock designated Series F Junior Participating Preferred Stock


         Section 1. Designation and Amount. The shares of such series shall be designated as "Series F Junior Participating Preferred Stock" and the number of shares constituting such series shall be 30,000.

         Section 2.  Dividends and Distributions.

                  (A) Subject to the rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series F Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series F Junior Participating Preferred Stock, in preference to the holders of Common Stock, $.01 par value per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds of the Corporation legally available for the payment of dividends, quarterly dividends payable in cash on March 31, June 30, September 30 and December 31 in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series F Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series F Junior Participating Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock or effect a subdivision, combination or consolidation of the outstanding Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series F Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (B) The Corporation shall declare a dividend or distribution on the Series F Junior Participating Preferred Stock as provided in paragraph
(A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock) and the Corporation shall pay such dividend or distribution on the Series F Junior Participating Preferred Stock before the dividend or distribution declared on the Common Stock is paid or set apart; provided, however, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any

Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series F Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                  (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series F Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series F Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series F Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series F Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series F Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

         Section 3. Voting Rights. The holders of shares of Series F Junior Participating Preferred Stock shall have the following voting rights:

                  (A) Subject to the provision for adjustment hereinafter set forth, each share of Series F Junior Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock or effect a subdivision, combination or consolidation of the outstanding Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series F Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (B) Except as otherwise provided herein, by law, or in any other Certificate of Vote of Directors establishing a series of Preferred Stock or any similar stock, the holders of shares of Series F Junior Participating Preferred Stock, the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

                  (C) (i) If at any time dividends on any Series F Junior Participating Preferred Stock shall be in arrears in an amount equal to six (6) quarterly dividends thereon, the occurrence of such contingency shall mark the beginning of a period (herein called a "default period") which shall extend until such time when all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series F Junior Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of the Series F Junior Participating Preferred Stock) with dividends in arrears in an amount equal to six (6) quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two (2) Directors.

                      (ii) During any default period, such voting right of the holders of Series F Junior Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this
Section 3(C) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders, provided that neither such voting right nor the right of the holders of any other series of Preferred Stock, if any, to increase, in certain cases, the authorized number of Directors shall be exercised unless the holders of ten percent (10%) in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect Directors to fill such vacancies, if any, in the Board of Directors as may then exist up to two (2) Directors or, if such right is exercised at an annual meeting, to elect two (2) Directors. If the number which may be so elected at any special meeting does not amount to the required number, the holders of the Preferred Stock shall have the right to make such increase in the number of Directors as shall be necessary to permit the election by them of the required number. After the holders of the Preferred Stock shall have exercised their right to elect Directors in any default period and during the continuance of such period, the number of Directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series F Junior Participating Preferred Stock.

                      (iii) Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect Directors, the Board of Directors shall within twenty (20) Business Days after such default amend the Corporation's by-laws to make provision for the election of directors consistent with the provisions of this Section 3 and call a special meeting of the holders of shares of the Series F Junior Participating Preferred Stock and all other holders of Preferred Stock who are then entitled to participate in the election of such Directors for the purpose of electing the additional Directors provided by this Section 3. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this paragraph (C)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to him at his last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 10 days and not later than 60 days after such order or request. Notwithstanding the provisions of this paragraph (C)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.

                           (iv) In any default period, the holders of Common
Stock, and other classes of stock of the Corporation, if applicable, shall continue to be entitled to elect the whole number of Directors until the holders of Preferred Stock shall have exercised their right to elect two (2) Directors voting as a class, after the exercise of which right (x) the Directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (y) any vacancy in the Board of Directors may (except as provided in paragraph (C)(ii) of this Section 3) be filled by vote of a majority of the remaining Directors theretofore elected by the holders of the class of stock which elected the Director whose office shall have become vacant. References in this paragraph (C) to Directors elected by the holders of a particular class of stock shall include Directors elected by such Directors to fill vacancies as provided in clause (y) of the foregoing sentence.

                           (v) Immediately upon the expiration of a default
period, (x) the right of the holders of Preferred Stock as a class to elect Directors shall cease, (y) the term of any Directors elected by the holders of Preferred Stock as a class shall terminate, and (z) the number of Directors shall be such number as may be provided for in the Corporation's by-laws irrespective of any increase made pursuant to the provisions of paragraph
(C)(ii) of this Section 3 (such number being subject, however, to change thereafter in any manner provided by law or in the Corporation's articles of organization or by-laws). Any vacancies in the Board of Directors effected by the provisions of clauses (y) and (z) in the preceding sentence may be filled by a majority of the remaining Directors.

                  (D) Except as set forth herein, or as otherwise provided by law, holders of Series F Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

         Section 4.  Certain Restrictions.

                  (A) Whenever quarterly dividends or other dividends or distributions payable on the Series F Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series F Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                           (i) declare or pay dividends on or make any other
distributions on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series F Junior Participating Preferred Stock;

                           (ii) declare or pay dividends on or make any other
distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series F Junior Participating Preferred Stock, except dividends paid ratably on the Series F Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                           (iii) redeem or purchase or otherwise acquire for
consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series F Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series F Junior Participating Preferred Stock;

                           (iv)  purchase or otherwise acquire for consideration
any shares of Series F Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series F Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                  (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

         Section 5. Reacquired Shares. Any shares of Series F Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of undesignated Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

         Section 6. Liquidation, Dissolution or Winding Up. (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series F Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series F Junior Participating Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon whether or not declared, to the date of such payment (the "Series F Liquidation Preference"). Following the payment of the full amount of the Series F Liquidation Preference, no additional distributions shall be made to the holders of shares of Series F Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (i) the Series F Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph C below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the "Adjustment Number"). Following the payment of the full amount of the Series F Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series F Junior Participating Preferred Stock and Common Stock, respectively, holders of Series F Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

                  (B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series F Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series F Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

                  (C) In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (D) Neither the consolidation, merger or other business combination of the Corporation with or into any other corporation nor the sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 6.

         Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series F Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series F Junior

Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         Section 8. No Redemption. The shares of Series F Junior Participating Preferred Stock shall not be redeemable.

         Section 9. Ranking. The Series F Junior Participating Preferred Stock shall rank junior to all other series of the Corporation's Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution, winding up or otherwise, unless the terms of any such series shall provide otherwise.

         Section 10. Amendment. The articles of organization of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series F Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least seventy-five percent of the outstanding shares of Series F Junior Participating Preferred Stock, voting together as a single class.

         Section 11. Fractional Shares. Series F Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holders fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series F Junior Participating Preferred Stock.


                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 3rd day of December in the year 1996.



/s/ Michael J. Quinlan                                               , President
--------------------------------------------------------------------------------

/s/ Diane R. Tormey                                                  , Clerk
--------------------------------------------------------------------------------

                        THE COMMONWEALTH OF MASSACHUSETTS

                  Certificate of Vote of Directors Establishing
                          A Series of a Class of Stock
                    (General Laws, Chapter 156B, Section 26)

                I hereby approve the within certificate and, the
                       filing fee in the amount of $100.00
             having been paid, said certificate is hereby filed this
                            5th day of December, 1996


                                       /s/ William Francis Galvin

                                       WILLIAM FRANCIS GALVIN
                                       Secretary of the Commonwealth


                         TO BE FILLED IN BY CORPORATION
                      PHOTO COPY OF CERTIFICATE TO BE SENT


                    TO:           Erin E. Karzmer
                                  ----------------------------------------------

                                  Testa, Hurwitz & Thibeault, LLP
                                  ----------------------------------------------

                                  High Street Tower, 125 High Street
                                  ----------------------------------------------

                                  Boston, MA  02110
                                  ----------------------------------------------

                    Telephone:    (617) 248-7000
                                  ----------------------------------------------

                                                         Federal Identification
                                                                 No. 04-2711580
                                                                   Fee: $250.00

                        THE COMMONWEALTH OF MASSACHUSETTS
                             William Francis Galvin
                          Secretary of the Commonwealth
              One Ashburton Place, Boston, Massachusetts 02108-1512

            ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
                     (General Laws Chapter 156B, Section 82)

We, Michael J. Quinlan,                                        , *President
    -----------------------------------------------------------
and Diane R. Tormey                                            , *Clerk
    -----------------------------------------------------------
of Marcam Corporation                                          ,
   ------------------------------------------------------------

organized under the laws of Massachusetts and herein called the parent corporation, certify as follows:

1. That the subsidiary corporation(s) to be merged into the paren corporation are:

         NAME                      STATE OF ORGANIZATION    DATE OF ORGANIZATION
Marcam World Trade Corporation     Delaware                 November 22, 1989
Mapics, Inc.                       Delaware                 February 9, 1993

2. The parent corporation, at the date of the vote, owned not less than ninety percent (90%) of the outstanding shares of each class of stock of the subsidiary corporation or corporations with which it has voted to merge.

Item 3 below may be deleted if all the corporations are organized under the laws of Massachusetts and if General Laws, Chapter 156B is applicable to them.

3. That in the case of each of the above named corporations, the laws of the state or its organization, if other than Massachusetts permit the merger described, and that all action required under the laws of each such state in connection with this merger has been duly taken.

*Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts, these articles are to be signed by officers having corresponding powers and duties.

4. That at a meeting of the directors of the parent corporation, the following vote, pursuant to General Laws, Chapter 156B, Section 82, Subsection (a) was duly adopted:


                         See Exhibit A attached hereto.

                                                                     EXHIBIT A
                                                                     TO ARTICLES
                                                                     OF MERGER

                         Marcam Corporation Board Votes

Marcam World Trade Corporation Merger

              VOTED: That Marcam World Trade Corporation, a Delaware corporation and the wholly owned subsidiary of the Corporation ("World Trade"), shall be merged with and into the Corporation (the "World Trade Merger"), and that the World Trade Merger shall be effective immediately upon both the filing of a Certificate of Ownership and Merger with, and the acceptance thereof by, the Secretary of State of the State of Delaware and the filing of Articles of Merger with, and the acceptance thereof by, the Secretary of State of the Commonwealth of Massachusetts, the time of such effectiveness being hereinafter called the World Trade Merger Effective Date.

              VOTED: That the Corporation shall survive the World Trade Merger and shall continue to be governed by the laws of the Commonwealth of Massachusetts, but that the separate corporate existence of World Trade shall cease forthwith on the World Trade Merger Effective Date.

              VOTED: That forthwith upon the World Trade Merger Effective Date, the one share of Common Stock, par value $1,000 per share, of World Trade presently issued and outstanding shall be retired.

              VOTED: That at and after the World Trade Merger Effective Date, the World Trade Merger shall have the effect set forth in Sections 259, 260 and 261 of Title 8 of the Delaware Code and Section 80 of Chapter 156B of the Massachusetts General Laws.

              VOTED: That the Corporation does hereby agree that at and after the World Trade Merger Effective Date, it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of World Trade, as well as for enforcement of any obligation of the Corporation arising from the World Trade Merger herein provided for, including any suit or other proceeding to enforce the right of any stockholder as determined in appraisal proceedings pursuant to the provisions of Section 262 of Title 8 of the Delaware Code, and the Corporation does hereby irrevocably appoint the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or proceeding, and does hereby specify the following address outside of the State of Delaware to which a copy of such process shall be mailed by the Secretary of State of the State of Delaware: Marcam Corporation, 95 Wells Avenue, Newton, Massachusetts 02159.

              VOTED: That the World Trade Merger may be terminated and abandoned by action of the Board of Directors of the Corporation at any time prior to the World Trade Merger Effective Date.

              VOTED: That the proper officers of the Corporation be, and each of them is hereby, authorized (a) to prepare, execute and file a Certificate of Ownership and Merger and any amendments, supplements or attachments thereto with the office of the Secretary of State of the State of Delaware, (b) Articles of Merger and any amendments, supplements or attachments thereto with the office of the Secretary of State of the Commonwealth of Massachusetts, and
                            (c) to prepare, execute and file any and all other actions required by the laws of the State of Delaware, the Commonwealth of Massachusetts or any other appropriate jurisdiction in connection with the World Trade Merger.

              VOTED: That the officers of the Corporation are, and each of them is hereby, authorized and empowered, for and on behalf of the Corporation, to execute and deliver any and all other documents, papers or instruments and to do or cause to be done any and all such acts and things as they, or any of them, may deem necessary, appropriate or desirable to enable the Corporation to fully and promptly carry out the purposes and intents of the foregoing votes.

Mapics, Inc. Merger

              VOTED: That Mapics, Inc., a Delaware corporation and the wholly owned subsidiary of the Corporation ("Mapics"), shall be merged with and into the Corporation (the "Mapics Merger"), and that the Mapics Merger shall be effective immediately upon both the filing of a Certificate of Ownership and Merger with, and the acceptance thereof by, the Secretary of State of the State of Delaware and the filing of Articles of Merger with, and the acceptance thereof by, the Secretary of State of the Commonwealth of Massachusetts, the time of such effectiveness being hereinafter called the Mapics Merger Effective Date.

              VOTED: That the Corporation shall survive the Mapics Merger and shall continue to be governed by the laws of the Commonwealth of Massachusetts, but that the separate corporate existence of Mapics shall cease forthwith on the Mapics Merger Effective Date.

              VOTED: That forthwith upon the Mapics Merger Effective Date, each of the 98 shares of Common Stock, par value $.01 per share, the 69 shares of Class A Common Stock, par value $.01 per share, the 100 shares of Class B Common Stock, par value $.01 per share, and the 102 shares of Class C Common Stock, par value $.01 per share, of Mapics presently issued and outstanding shall be retired.

              VOTED: That at and after the Mapics Merger Effective Date, the Mapics Merger shall have the effect set forth in Sections 259, 260 and 261 of Title 8 of the Delaware Code and Section 80 of Chapter 156B of the Massachusetts General Laws.

              VOTED: That the Corporation does hereby agree that at and after the Mapics Merger Effective Date, it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of Mapics, as well as for enforcement of any obligation of the Corporation arising from the Mapics Merger herein provided for, including any suit or other proceeding to enforce the right of any stockholder as determined in appraisal proceedings pursuant to the provisions of section 262 of Title 8 of the Delaware Code, and the Corporation does hereby irrevocably appoint the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or proceeding, and does hereby specify the following address outside of the State of Delaware to which a copy of such process shall be mailed by the Secretary of State of the State of Delaware: Marcam Corporation, 95 Wells Avenue, Newton, Massachusetts 02159.

              VOTED: That the Mapics Merger may be terminated and abandoned by action of the Board of Directors of the Corporation at any time prior to the Mapics Merger Effective Date.

              VOTED: That the proper officers of the Corporation be, and each of them is hereby, authorized (a) to prepare, execute and file a Certificate of Ownership and Merger and any amendments, supplements or attachments thereto with the office of the Secretary of State of the State of Delaware, (b) Articles of Merger and any amendments, supplements or attachments thereto with the office of the Secretary of State of the Commonwealth of Massachusetts, and
                            (c) to prepare, execute and file any and all other documents in compliance with, or take any other actions required by the laws of the State of Delaware, the Commonwealth of Massachusetts or any other appropriate jurisdiction in connection with the Mapics Merger.

              VOTED: That the officers of the Corporation are, and each of them is hereby, authorized and empowered, for and on behalf of the Corporation, to execute and deliver any and all other documents, papers or instruments and to do or cause to be done any and all such acts and things as they, or any of them, may deem necessary, appropriate or desirable to enable the Corporation to fully and promptly carry out the purposes and intents of the foregoing votes.

5. The effective date of the merger shall be the date approved and filed by the Secretary of the Commonwealth. If a later effective date is desired, specify such date, which shall not be more than thirty days after the date of filing:





Section 6 below may be deleted if the parent corporation is organized under the laws of Massachusetts.

6. [Paragraph deleted]








SIGNED UNDER THE PENALTIES OF PERJURY, this 9th day July, 1997,

Michael J. Quinlan /s/ Michael J. Quinlan, *President

Diane R. Tormey /s/ Diane R. Tormey, *Clerk

*Delete the inapplicable words. In case the parent corporation is organized under the laws of a state other than Massachusetts, these articles are to be signed by officers having corresponding powers and duties.

                        THE COMMONWEALTH OF MASSACHUSETTS

            ARTICLES OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
                    (General Laws, Chapter 156B, Section 82)

                      ------------------------------------

                I hereby approve the within Articles of Merger of
               Parent and Subsidiary Corporations and, the filing
                          fee in the amount of $250.00,
                   having been paid, said articles are deemed
                       to have been filed with me this 9th
                                day of July, 1997


                      Effective date:_____________________


                           /s/ William Francis Galvin

                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth





                         TO BE FILLED IN BY CORPORATION
                      Photocopy of document to be sent to:


                                Megan M. Stride, Esq.
                                ------------------------------------------------
                                Testa, Hurwitz & Thibeault, LLP
                                ------------------------------------------------
                                125 High Street
                                ------------------------------------------------
                                Boston, MA 02110
                                ------------------------------------------------
                                Telephone:  (617) 248-7000
                                            ------------------------------------

                                                          FEDERAL IDENTIFICATION
                                                          NO. 04-2711580

                        The Commonwealth of Massachusetts
                             William Francis Galvin
                          Secretary of the Commonwealth
              One Ashburton Place, Boston, Massachusetts 02108-1512

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)


We,                        Michael J. Quinlin                       , *President
   -----------------------------------------------------------------
and                        Diane R. Tormey                          , *Clerk
    ----------------------------------------------------------------
of                         Marcam Corporation                                  ,
                           (Exact name of corporation)

located at                 95 Wells Avenue, Newton, MA 02159                   ,
           ---------------------------------------------------------------------
                (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

                  1 & 3
--------------------------------------------------------------------------------
                  (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on July, 17, 1997, by vote of:

10,856,632     shares of   Common Stock   of   14,603,010  shares outstanding,*

----------                 ------------        ----------
                           (type, class
                           & series, if
                           any)

1**being at least a majority of each type, class or series outstanding and entitled to vote thereon: / or This number includes 3,250,000 shares of Common Stock issuable upon conversion of 225,000 shares of Series D Convertible Preferred Stock issued and outstanding and 100,000 shares of Series E Convertible Preferred Stock issued and outstanding. The corporation's Series D and Series E Preferred Stock has voted together with the Common Stock on an as-converted basis.


*Delete the inapplicable words.

**Delete the inapplicable clause.

1 For amendments adopted pursuant to Chapter 156B, Section 70.

2 For amendments adopted pursuant to Chapter 156B, Section 71.

Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet so long as each article requiring each addition is clearly indicated.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

------------------------------------------------- -------------------------------------------------------------------

            WITHOUT PAR VALUE STOCKS                              WITH PAR VALUE STOCKS
------------------------------------------------- -------------------------------------------------------------------
----------------- ------------------------------- ------------ ------------------------------------------------------

      TYPE               NUMBER OF SHARES            TYPE             NUMBER OF SHARES                PAR VALUE
-----------------                                 ------------ -------------------------------- ----------------------
----------------- ------------------------------- ------------ -------------------------------- ----------------------

Common:                                           Common:                30,000,000                     $.01
----------------- ------------------------------- ------------ -------------------------------- ----------------------
----------------- ------------------------------- ------------ -------------------------------- ----------------------

----------------- ------------------------------- ------------ -------------------------------- ----------------------
----------------- ------------------------------- ------------ -------------------------------- ----------------------

Preferred:                                        Preferred:              1,000,000                     $1.00
                                                  Series A                    1                         $1.00
                                                  Series B                    1                         $1.00
                                                  Series C                    1                         $1.00
                                                  Series D                 225,000                      $1.00
                                                  Series E                 100,000                      $1.00
                                                  Series F                 30,000                       $1.00
----------------- ------------------------------- ------------ -------------------------------- ----------------------

Change the total authorized to:

------------------------------------------------- --------------------------------------------------------------------

            WITHOUT PAR VALUE STOCKS                                     WITH PAR VALUE STOCKS
------------------------------------------------- --------------------------------------------------------------------
----------------- ------------------------------- ------------ -------------------------------- ----------------------

      TYPE               NUMBER OF SHARES            TYPE             NUMBER OF SHARES                PAR VALUE
-----------------                                 ------------ -------------------------------- ----------------------
----------------- ------------------------------- ------------ -------------------------------- ----------------------

Common:                                           Common:                50,000,000                     $.01
----------------- ------------------------------- ------------ -------------------------------- ----------------------
----------------- ------------------------------- ------------ -------------------------------- ----------------------

----------------- ------------------------------- ------------ -------------------------------- ----------------------
----------------- ------------------------------- ------------ -------------------------------- ----------------------

Preferred:                                        Preferred:              1,000,000                     $1.00
                                                  Series A                    1                         $1.00
                                                  Series B                    1                         $1.00
                                                  Series C                    1                         $1.00
                                                  Series D                 225,000                      $1.00
                                                  Series E                 100,000                      $1.00
                                                  Series F                 30,000                       $1.00
----------------- ------------------------------- ------------ -------------------------------- ----------------------

Voted: To authorize and approve an amendment to Article 3 of the Articles of Organization to increase the number of shares of Common Stock authorized for issuance in accordance with the terms of this Article of Amendment.

Voted: To authorize and approve an amendment to Article 1 of the Articles of Organization to change the name by which the corporation shall be known from "Marcam Corporation" to "MAPICS, Inc."

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.


SIGNED UNDER THE PENALTIES OF PERJURY, this 28th day of July, 1997,

     /s/ Michael J. Quinlan                      , *President . *Vice President,
-------------------------------------------------
     /s/ Diane R. Tormey                         , *Clerk / *Assistant Clerk.
-------------------------------------------------
*Delete the inapplicable words.

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (General Laws, Chapter 156B, Section 72)


                           I hereby approve the within Articles of Amendment, and the filing fee in the amount of $20,100 having been paid, said article is deemed to have been filed with me this 29th day of July

                           1997.



                          Effective date:
                                         ---------------------------------------


                         /s/ WILLIAM FRANCIS GALVIN
                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth




                         TO BE FILLED IN BY CORPORATION
                      Photocopy of document to be sent to:

                                Mark H. Burnett, Esq.
                                Testa, Hurwitz & Thibeault, LLP
                                High Street Tower
                                125 High Street
                                Boston, MA  02110
                                (617) 248-7000